EX-99.77Q(1)(e) – Copies of any new or amended investment advisory contracts

The Form of Sub-Advisory Agreement (Heitman Real Estate Securities LLC) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Sub-Advisory Agreement (Heitman International Real Estate Securities GmbH) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Sub-Advisory Agreement (Heitman International Real Estate Securities HK Limited) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Sub-Advisory Agreement (Goldman Sachs Asset Management, L.P.) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Sub-Advisory Agreement (Harris Associates L.P.) on behalf of the Strategic Alternatives Fund) is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Expense Cap Letter with GSCM for the Institutional Class is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Expense Cap Letter with GSCM for the Investor Class is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Expense Cap Letter with GSCM for the Institutional Class is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018

The Form of Fee Waiver Agreement with GuideStone Financial Resources of the Southern Baptist Convention and GuideStone Resource Management, Inc. is herein incorporated by reference to PEA 73 to the Registration Statement on Form N-1A (Accession No. 0001193125-18-061136) as filed with the SEC on February 27, 2018